SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 20, 1997



                                  biosys, inc.

             (Exact name of registrant as specified in its charter)



         Delaware                       0-19819                 94-2878645
(State or other jurisdiction of  (Commission file number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)



10015 Old Columbia Road, Suite H-120, Columbia, Maryland           21046
(Address of principal executive offices)                         (Zip Code)



                                  410-290-6265
              (Registrant's telephone number, including area code)





                      This Current Report contains 7 pages.

Item 5.  Other Events

         On June 20, 1997, biosys, inc. and its wholly-owned subsidiaries, Crop Genetics International Corporation and AgriDyne Technologies, Inc. (collectively the "Debtors"), filed a Monthly Operating Report for the month ended April 30, 1997 with the United States Bankruptcy Court for the District of Maryland (the "Bankruptcy Court").

         Included in the Monthly Operating Report filed with the Bankruptcy Court are an unaudited condensed consolidated balance sheet as of April 30, 1997 and statements of operations for the Debtors for the month ended April 30, 1997 and four-month period ended April 30, 1997. Annexed hereto are the unaudited condensed consolidated balance sheet and statements of operations referred to above, and the notes thereto.

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        biosys, inc.



Date:    June 20, 1997                  By:      /s/   Michael R.N. Thomas
                                                 -------------------------
                                                 Michael R.N. Thomas
                                                 Vice President, Chief
                                                  Financial Officer and
                                                  Secretary/Treasurer
                          biosys, inc. and Subsidiaries
                 Unaudited Condensed Consolidated Balance Sheet
                                 April 30, 1997


                                                   (CGI)          Total Company
                               biosys              Crop              Consol
                    -----------------------------------------------------------

Current assets:

Cash and equivalents            6,472,588            12,434           6,485,022
Restricted cash                 1,009,774                             1,009,774
Short-term investment              88,237                                88,237
                    -----------------------------------------------------------

Total cash & equivalents        7,570,599            12,434           7,583,033

Accounts receivable - trade       126,464            31,715             158,179
Accounts receivable - other       224,255                               224,255
Prepaids                           31,013                                31,013
Intercompany                  (4,491,113)         4,491,113                   0
                    -----------------------------------------------------------

Total current assets            3,461,218         4,535,262           7,996,480

Other assets                      104,096            11,202             115,298
                    -----------------------------------------------------------

Total assets                    3,565,314         4,546,464           8,111,778
                    ===========================================================


Liabilities:

Accounts payable-trade            236,890                               236,890
Accrued expenses                  820,000            76,450             896,450
Accrued compensation               35,640                                35,640
                    -----------------------------------------------------------

Total current liabilities       1,092,530            76,450           1,168,980

Prepetition liabilities:
Accounts payable                3,640,790            52,273           3,693,063
Accrued expenses                  728,971           260,999             989,970
Accrued compensation              143,036           341,276             484,312
Long-term debt                  1,394,982         2,449,087           3,844,069
                    -----------------------------------------------------------

Total Prepetition liabilities   5,907,779         3,103,635           9,011,414

Total liabilities               7,000,309         3,180,085          10,180,394

Shareholders' equity:

Common stock                      477,549                               477,549
Paid in capital                81,216,945        64,965,951         146,182,896
1/1/97 deficit                (86,167,711)      (63,569,574)       (149,737,285)
Current year income/(loss)      1,038,222          (29,998)           1,008,224
                    -----------------------------------------------------------

Total equity                   (3,434,995)         1,366,379         (2,068,616)

Total liab. & equity            3,565,314         4,546,464           8,111,778
                    ===========================================================


See accompanying notes to unaudited condensed consolidated financial statements biosys, inc. and Subsidiaries
            Unaudited Condensed Consolidated Statement of Operations
                       For the Month Ended April 30, 1997



                                                   (CGI)          Total Company
                                biosys              Crop              Consol
                    -----------------------------------------------------------

Revenues:

Product
Kleentek
BCS
Intercompany
                    -----------------------------------------------------------

Gross revenues

Discounts
Sales returns
                    -----------------------------------------------------------

Net revenues

COGS Product
COGS Kleentek
                    -----------------------------------------------------------

Total cost of goods

Gross profit

Operating expenses                131,415                19             131,434
                    -----------------------------------------------------------

Operating income (loss)          (131,415)              (19)           (131,434)

Other income (exp)

Misc. income
Interest income                    24,170                                24,170
Interest expense                     (173)                                 (173)
Reorganization costs              (92,277)                              (92,277)
Loss on sale of assets
Transaction gain/loss
                    -----------------------------------------------------------

Total other inc (exp)             (68,280)                              (68,280)
                    -----------------------------------------------------------

Net income (loss)                (199,695)              (19)           (199,714)
                    ===========================================================






See accompanying notes to unaudited condensed consolidated financial statements biosys, inc. and Subsidiaries
            Unaudited Condensed Consolidated Statement of Operations
                    For the Four Months Ended April 30, 1997



                                                      (CGI)            Total                                     Total Company
                                      biosys           Crop             U.S.             BCS           Elim           Consol
                                --------------------------------------------------------------------------------------------------


Revenues:

Product                               222,794                           222,794                                        222,794
Kleentek
BCS                                                                                    149,824        3,880            145,944
Intercompany
                                --------------------------------------------------------------------------------------------------

Gross revenues                        222,794                           222,794        149,824        3,880            368,738

Discounts                             (48,374)                          (48,374)                                       (48,374)
Sales returns                         (18,000)                          (18,000)                                       (18,000)
                                --------------------------------------------------------------------------------------------------

Net revenues                          156,420                           156,420        149,824        3,880            302,364

COGS Product                          242,395                           242,395        170,398        3,880            408,913
COGS Kleentek
                                --------------------------------------------------------------------------------------------------

Total cost of goods                   242,395                           242,395        170,398        3,880            408,913

Gross profit                          (85,975)                          (85,975)       (20,574)            0          (106,549)

Operating expenses                  1,039,595          26,248         1,065,843        118,223                       1,184,066
                                --------------------------------------------------------------------------------------------------

Operating income (loss)            (1,125,570)        (26,248)       (1,151,818)      (138,797)                     (1,290,615)

Other income (exp)

Misc. income                            7,116                             7,116                                          7,116
Interest income                        88,812                            88,812                                         88,812
Interest expense                      (23,604)                          (23,604)                                       (23,604)
Reorganization costs                 (284,276)         (3,750)         (288,026)                                      (288,026)
Gain on sale of assets              2,375,744                         2,375,744        135,072                       2,510,816
Transaction gain/loss                                                                    3,725                           3,725
                                --------------------------------------------------------------------------------------------------

Total other inc (exp)               2,163,792         (3,750)         2,160,042        138,797                       2,298,839
                                --------------------------------------------------------------------------------------------------

Net income (loss)                   1,038,222        (29,998)         1,008,224              0            0          1,008,224
                                ==================================================================================================



See accompanying notes to unaudited condensed consolidated financial statements



         Notes to Unaudited Condensed Consolidated Financial Statements



1. biosys, inc. (the "Company") and its wholly-owned subsidiaries, Crop Genetics International Corporation and AgriDyne Technologies, Inc. (collectively, the "Debtors"), filed for bankruptcy under Chapter 11 of the Bankruptcy Code on September 27, 1996, and are operating as debtors-in-possession pursuant to the federal bankruptcy laws. On January 17, 1997, the Debtors sold substantially all of their assets to Thermo Trilogy Corporation. The Debtors ceased the manufacture and sale of commercial products concurrent with this sale of assets. The proceeds of the Debtors' sale of assets will be distributed to the Debtors' creditors in accordance with the priorities established under the bankruptcy laws and the Debtors do not expect that there will be any funds remaining for the Debtor's equity holders, whether preferred or common, after distribution to secured creditors, administrative and priority claimants, and unsecured creditors.

2. The accompanying unaudited condensed consolidated financial statements have been prepared using the historical cost basis of accounting. Any necessary adjustments to the historical cost basis due to the Debtors bankruptcy as described in note 1. above, including the application of the liquidation basis of accounting, have not been considered in the preparation of the unaudited condensed consolidated financial statements. These adjustments, if any, could be material to the Debtors' consolidated financial statements.

3. The accompanying unaudited condensed consolidated financial statements do not reflect all of the claims asserted against the Debtors by purported creditors in their bankruptcy cases, the allowance and/or priority of which the Debtors may challenge.

4. In light of the Company's status as a debtor-in-possession and the sale of substantially all the Debtors' assets on January 17, 1997, the Company has determined to cease filing periodic reports under Section 13(a) of the Securities Exchange Act of 1934. Rather, the Company has determined to file under cover of Form 8-K with the Securities and Exchange Commission (the "Commission") copies of all financial reports that the Debtors are required to file with the Bankruptcy Court and the United States Trustee and to report under cover of Form 8-K material developments relating to the distribution to creditors of amounts realized from the sale of the Debtors' assets, including the aggregate amounts and completion of such distributions. The Company currently has pending before the staff of the Commission a request not to recommend enforcement action to the Commission for the Company's implementation of the above modified reporting procedures in lieu of continued compliance with
Section 13(a) of the Securities Exchange Act. No formal response has been received from the staff of the Commission relative to the Company's request.